Utility Portfolio	Series 01A [ 3/15/2001 - Current Offering ] | cusip: 29471S107
Fund Overview
As of March 23, 2001
Closing NAV: 0.94459	Previous Close: 0.94501	Change: -0.00042	% Change: -0.04444%

The Objective:
The Utility Portfolio seeks total return through a combination of current dividend income and capital appreciation by investing in common stocks issued by U.S. companies in electric and gas utilities. It holds stocks selected for their current dividend yields and capital appreciation potential; most also offer potential future dividend growth.

The Strategy:
Portfolio stocks will be held for approximately one year. Then, we may offer a new Portfolio to enable you to continue your exposure to these types of stocks. You can then choose either to redeem your investment, or roll your proceeds into that Portfolio, if available, at a reduced sales charge.

Each Utility Portfolio is designed to be part of a longer-term strategy. We believe that Utility stocks should produce more consistent results over a two to four year period. You should consider your ability to pursue investing in succesive portfolios.

Offered By: This portfolio is offered by Merrill Lynch (HQI01A), Salomon Smith Barney (EIF01A), Morgan Stanley Dean Witter (EUTL01A); Special Dealer - UBS PaineWebberSM (HQI01A).
Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund. The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges. Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

As of Friday, March 23, 2001
Security	Symbol	< U>Price	% of Portfolio
UGI Corporation	UGI	24.25	9.85
Consolidated Edison Inc.	ED	35.49	9.53
Alliant Energy Corporation	LNT	30.31	9.08
Ameren Corporation	AEE	38.00	9.03
WPS Resources Corporation	WPS	31.82	8.77
Puget Energy, Inc.	PSD	21.25	8.63
Xcel Energy, Inc.	XEL	27.31	8.28
American Electric Power	AEP	42.75	7.51
NSTAR	NST	36.88	4.83
Allete	ALE	22.58	4.82
ATMOS ENERGY CORP COM	ATO	21.96	4.61
PROGRESS ENERGY, INC	PGN	39.91	4.40
NorthWestern Corporation	NOR	23.07	4.37
Cleco Corporation	CNL	42.00	3.62
MDU Resources Group, Inc.	MDU	31.04	2.67

Selection Methodology:

Most of the Utility Portfolio stocks were selected based on the following criteria:

  A record of at least 50 years of uninterrupted dividend payments;
  No dividend cuts during the last decade;
  A company must have raised its dividend payments at least once during the past ten years.

  Fees & Expenses

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including Creation and Development Fee)	2.80%

  If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.219% of net assets)	$2.17

Estimated Organization Costs	$2.83

  Volume Purchase Discounts
  For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge Will Be:*

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,999	0.25%
$250,000 to $999,999	0.00%

  If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

  *These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

  Is this Fund appropriate for you?

  Yes, if you want current dividend income and capital appreciation potential. You may benefit from a professionally selected and supervised portfolio whose risk may be reduced by investing in equity securities of different utility issuers. The Portfolio may not be appropriate for investors seeking preservation of capital.

  Risk Considerations

  Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

  This Portfolio consists entirely of common stocks of issuers in the domestic electric and gas utilities industries, which may involve special risks including escalating costs, variations in consumer demand and pressure on rates.

  The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile. The Portfolio is designed for investors who can assume the risks associated with equity investments.

  There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.

  These stocks may have higher yields because they are out of favor. There can be no assurance that the market factors that caused these relatively low prices will change.

  For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Monthly.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period. Because distributions are based in part on the size of your investment, these payments may increase proportionately. However, distributions are not assured and the value of your investment may increase or decrease.
Tax Reporting

  When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

  Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

  The Bank of New York
  Unit Investment Trust Department
  PO Box 974
  Wall Street Division
  New York, New York 10268-0974
  1-800-221-7771

  Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O W E B S I T E S
Merrill Lynch (Sponsor) | Salomon Smith Barney (Sponsor) | Morgan Stanley Dean Witter (Sponsor) | UBS PaineWebberSM (Special Dealer)

  The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

  The value of common stocks fluctuates, and dividends are subject to declarations by the issuers.

  Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

  For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

  Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

  As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

  Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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